SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 December 1, 1998
               -------------------------------------------------


                          Treasury International, Inc.
                         -----------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                0-28514              98-0160284
    ------------------------  -----------------------     ------------
    (State of Incorporation)  (Commission File Number)    (IRS Employer
                                                        Identification No.)


                               1183 Finch Avenue West
                       Downsview, Ontario, Canada M3J 2G2
             -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                  (416) 663-0668
                         -------------------------------
                         (Registrant's telephone number)

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Item 2.           Acquisition or Disposition of Assets.

     On December 1, 1998, Treasury International, Inc. (the "Company") consummated the sale of 100% of the stock of its indirect subsidiary Mega Blow Moulding Limited ("Mega Blow"), a company engaged in the manufacture and marketing of custom plastic containers, to 1299004 Ontario Corporation, an Ontario corporation ("Ontario"). Pursuant to the terms of that certain Stock Purchase Agreement dated August 11, 1998 and amendment thereto dated as of September 30, the purchase price was $5,100,000, of which $250,000 was paid in cash, $850,000 was paid directly to Mega Blow's bank to repay its line of credit and the remaining $4,000,000 is evidenced by Ontario's non-interest bearing, 190-day promissory note (the "Promissory Note").

Item 7.           Financial  Statements and Exhibits.

     Exhibits

          2. Stock Purchase Agreement (incorporated by reference to the Company's Proxy Statement pursuant to Section 14(A) of the Securities Exchange Act of 1934 (Amendment No. 3)), as filed with the Securities and Exchange Commission on November 18, 1998.


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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 11, 1999              TREASURY INTERNATIONAL, INC.


                                      By: /s/ James Hal
                                          -------------------------------------
                                          James Hal
                                          President and Chief Executive Officer



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